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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 6, 1999


                      SPATIALIZER AUDIO LABORATORIES, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     33-90532                  95-4484725
(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)             File Number)           Identification No.)



20700 Ventura Boulevard, Suite 140, Woodland Hills, California         91364
               (Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code (818) 227-3370


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